UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22334

Western Asset Global Corporate Defined Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place,

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	April 30, 2015

WESTERN ASSET

GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC. (GDO)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Global Corporate Defined Opportunity Fund Inc. for the six-month reporting period ended April 30, 2015. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

May 29, 2015

II	Western Asset Global Corporate Defined Opportunity Fund Inc.

Investment commentary

Economic review

The U.S. economy expanded moderately during the six months ended April 30, 2015 (the “reporting period”). The U.S. Department of Commerce reported that third quarter 2014 U.S. gross domestic product (“GDP”)i growth was 5.0%, its strongest reading since the third quarter of 2003. However, fourth quarter 2014 GDP growth slowed to a modest 2.2%. The deceleration in growth primarily reflected an upturn in imports, a downturn in federal government spending and moderating nonresidential fixed investment. After the reporting period ended, the U.S. Department of Commerce reported that its second estimate for first quarter 2015 GDP was -0.7%. This downturn was attributed to a number of factors, including negative contributions from exports, nonresidential fixed investment, and state and local government spending.

Activity in the U.S. manufacturing sector also moderated during the reporting period. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 57.6 in November 2014, the PMI generally decelerated over much of the reporting period and the PMI was 51.5 in April 2015.

The labor market was largely a tailwind for the economy during the reporting period. When the period began, unemployment was 5.8%, as reported by the U.S. Department of Labor. Unemployment generally declined during the reporting period and was 5.4% in April 2015, its lowest level since May 2008.

Growth outside the U.S. was mixed. In its April 2015 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”) said: “Global growth remains moderate, with uneven prospects across the main countries and regions. Relative to last year, the outlook for advanced economies is improving, while growth in emerging market and developing economies is projected to be lower, primarily reflecting weaker prospects for some large emerging market economies and oil-exporting countries.” From a regional perspective, the IMF projects that 2015 growth in the Eurozone will be 1.5%, versus 0.9% in 2014. Japan’s economy is expected to expand 1.0% in 2015, compared to -0.1% in 2014. Elsewhere, the IMF said that overall growth in emerging market countries will decelerate in 2015, with growth of 4.3% versus 4.6% in 2014.

Western Asset Global Corporate Defined Opportunity Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “it can be patient in beginning to normalize the stance of monetary policy.” Finally, at its meeting that ended on April 29, 2015, the Fed said, “…economic growth slowed during the winter months, in part reflecting transitory factors…The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth and ward off deflation. On June 5, 2014, before the beginning of the reporting period, the ECB reduced rates to a new low of 0.15% and announced it would charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” was aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, could help to spur growth. On September 4, 2014, the ECB reduced rates to yet another record low of 0.05% and it began charging commercial banks 0.20% to keep money at the ECB. Furthermore, the ECB started purchasing securitized loans and covered bonds in October 2014. Finally, on January 22, 2015, the ECB announced that beginning in March 2015 it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China cut the rate to 5.60% on November 21, 2014 and to 5.35% on February 28, 2015. Finally, on May 11, 2015, after the reporting period ended, China’s central bank cut the rate to 5.10% in an effort to stimulate growth.

Q. Did Treasury yields trend higher or lower during the six months ended April 30, 2015?

A. Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the reporting period. When the reporting period began, the yield on the two-year Treasury was 0.50%. It was as high as 0.73% towards the end of December 2014 and again on March 6, 2015, and fell as low as 0.44% on January 15, 2015, before ending the period at 0.58%. The yield on the ten-year Treasury began the period at 2.35% and its peak of 2.39% occurred on November 6, 2014. The yield on the ten-year Treasury was as low as 1.68% in late

IV	Western Asset Global Corporate Defined Opportunity Fund Inc.

January/early February 2015 and concluded the period at 2.05%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors largely posted positive returns during the reporting period. Performance fluctuated with investor sentiment given uncertainties regarding future Fed monetary policy, concerns over global growth and geopolitical issues. The overall U.S. bond market, as measured by the Barclays U.S. Aggregate Indexvi, gained 2.06% during the six months ended April 30, 2015.

Q. How did the high-yield bond market perform over the six months ended April 30, 2015?

A. The U.S. high-yield bond market, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvii, returned 1.52% for the six months ended April 30, 2015. High yield bonds were volatile during the reporting period, and posted positive returns in January, February and April 2015, while declining in November and December 2014, and March 2015. While the underlying fundamentals in the high-yield market remained generally solid and defaults were well below their long-term average, the asset class was dragged down at times, primarily due to sharply falling oil prices.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned 0.70% during the six months ended April 30, 2015. While the asset class rose during much of the reporting period, those gains were largely offset by a sharp decline in December 2014. This setback was triggered by a number of factors, including expectations for future Fed rate hikes, concerns over global growth, declining oil prices and weak investor demand.

Performance review

For the six months ended April 30, 2015, Western Asset Global Corporate Defined Opportunity Fund Inc. returned 2.67% based on its net asset value (“NAV”)ix and 3.45% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Global Aggregate Corporate Indexx, returned -0.80% for the same period. The Lipper Global Income Closed-End Funds Category Averagexi returned -0.06% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.68 per share. As of April 30, 2015, the Fund estimates that 94% of the distributions were sourced from net investment income and 6% constituted a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of April 30, 2015. Past performance is no guarantee of future results.

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com.

Western Asset Global Corporate Defined Opportunity Fund Inc.	V

Investment commentary (cont’d)

Performance Snapshot as of April 30, 2015 (unaudited)
Price Per Share	6-Month Total Return**
$20.03 (NAV)	2.67	%†
$18.15 (Market Price)	3.45	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “GDO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGDOX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Global Corporate Defined Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

May 29, 2015

RISKS: Fixed-income securities are subject to credit risk, inflation risk, call risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may invest in lower-rated high-yield bonds, known as “junk bonds,” which are subject to greater credit risk (risk of default) than higher-rated obligations. Investments in foreign securities involve risks, including the possibility of losses due to changes in currency exchange rates and negative developments in the political, economic or regulatory structure of specific countries or regions. These risks are magnified in emerging markets. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss.

VI	Western Asset Global Corporate Defined Opportunity Fund Inc.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[x]

The Barclays Global Aggregate Corporate Index is the corporate component of the Barclays Global Aggregate Index, which is comprised of several other Barclays indices that measure fixed-income performance of regions around the world.

xi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 14 funds in the Fund’s Lipper category.

Western Asset Global Corporate Defined Opportunity Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2015 and October 31, 2014 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2015 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — April 30, 2015

Total Spread Duration
GDO	— 4.32 years
Benchmark	— 6.48 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays Global Aggregate Corporate Bond Index
EM	— Emerging Markets
GDO	— Western Asset Global Corporate Defined Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities

2	Western Asset Global Corporate Defined Opportunity Fund Inc. 2015 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — April 30, 2015

Total Effective Duration
GDO	— 4.34 years
Benchmark	— 6.50 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays Global Aggregate Corporate Bond Index
EM	— Emerging Markets
GDO	— Western Asset Global Corporate Defined Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities

Western Asset Global Corporate Defined Opportunity Fund Inc. 2015 Semi-Annual Report	3

Schedule of investments (unaudited)

April 30, 2015

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 113.1%
Consumer Discretionary — 12.2%
Auto Components — 0.4%
Europcar Groupe SA, Senior Notes	11.500%	5/15/17	175,000	EUR	$222,535	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	785,000	EUR	930,374	(a)
Total Auto Components					1,152,909
Automobiles — 0.4%
Ford Motor Credit Co., LLC, Senior Notes	2.375%	1/16/18	1,300,000		1,320,653	(b)
Diversified Consumer Services — 0.1%
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	167,299	(c)
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	190,000	GBP	325,819
Total Diversified Consumer Services					493,118
Hotels, Restaurants & Leisure — 2.0%
24 Hour Holdings III LLC, Senior Notes	8.000%	6/1/22	1,000,000		890,000	(a)
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	650,000		624,000	(a)
Carlson Travel Holdings Inc., Senior Notes	7.500%	8/15/19	300,000		306,000	(a)(d)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	1,440,000		1,481,400
International Game Technology PLC, Senior Secured Notes	6.500%	2/15/25	940,000		916,500	(a)
MGM Resorts International, Senior Notes	11.375%	3/1/18	1,000,000		1,205,000
Mitchells & Butlers Finance PLC, Secured Notes	5.965%	12/15/23	396,568	GBP	697,618
Total Hotels, Restaurants & Leisure					6,120,518
Household Durables — 0.6%
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	980,000		1,009,400	(a)
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	700,000		733,250
Total Household Durables					1,742,650
Media — 7.3%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,570,000		1,643,319
Comcast Corp., Senior Notes	5.700%	7/1/19	1,800,000		2,074,534	(b)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	1,000,000		1,133,750
DISH DBS Corp., Senior Notes	5.875%	11/15/24	1,950,000		1,925,625
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	1,730,000		2,116,309
iHeartCommunications Inc., Senior Notes	10.000%	1/15/18	920,000		808,450
MDC Partners Inc., Senior Notes	6.750%	4/1/20	300,000		305,625	(a)
Numericable-SFR, Senior Secured Bonds	6.000%	5/15/22	1,570,000		1,610,231	(a)
Numericable-SFR, Senior Secured Bonds	6.250%	5/15/24	690,000		709,845	(a)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,500,000		1,772,142	(b)
TVN Finance Corp. III AB, Senior Bonds	7.375%	12/15/20	483,000	EUR	604,890	(a)
UBM PLC, Notes	5.750%	11/3/20	1,500,000		1,656,119	(a)(b)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	910,000	EUR	1,108,482	(a)

See Notes to Financial Statements.

4	Western Asset Global Corporate Defined Opportunity Fund Inc. 2015 Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	253,000	EUR	$296,481	(c)
Videotron Ltd, Senior Notes	7.125%	1/15/20	2,000,000	CAD	1,796,303	(a)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	1,000,000		1,038,125	(a)
Virgin Media Finance PLC, Senior Notes	5.750%	1/15/25	1,500,000		1,528,125	(a)
Total Media					22,128,355
Multiline Retail — 0.4%
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	180,000		185,850
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	1,000,000		1,080,000	(a)(d)
Total Multiline Retail					1,265,850
Specialty Retail — 1.0%
AA Bond Co., Ltd., Secured Notes	9.500%	7/31/19	200,000	GBP	340,205	(a)
Gap Inc., Senior Notes	5.950%	4/12/21	2,250,000		2,602,764	(b)
Total Specialty Retail					2,942,969
Total Consumer Discretionary					37,167,022
Consumer Staples — 5.2%
Beverages — 0.3%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	830,000		813,400	(a)
Food & Staples Retailing — 1.3%
CVS Health Corp., Senior Notes	6.125%	9/15/39	1,000,000		1,298,007	(b)
Family Tree Escrow LLC, Senior Notes	5.750%	3/1/23	710,000		749,050	(a)
Tesco PLC, Senior Notes	6.125%	2/24/22	1,200,000	GBP	2,051,516
Total Food & Staples Retailing					4,098,573
Food Products — 0.3%
Boparan Finance PLC, Senior Notes	5.250%	7/15/19	616,000	GBP	875,824	(c)
Personal Products — 0.3%
Hypermarcas SA, Notes	6.500%	4/20/21	760,000		802,560	(a)
Tobacco — 3.0%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	500,000		437,500
BAT International Finance PLC, Senior Notes	4.875%	2/24/21	1,450,000	EUR	2,008,467
Imperial Tobacco Finance PLC, Senior Notes	8.375%	2/17/16	1,150,000	EUR	1,373,653	(c)
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	2,305,000		2,817,374	(b)
Reynolds American Inc., Senior Notes	6.750%	6/15/17	2,340,000		2,586,908	(b)
Total Tobacco					9,223,902
Total Consumer Staples					15,814,259
Energy — 14.0%
Energy Equipment & Services — 1.3%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	800,000		786,000

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2015 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

April 30, 2015

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Energy Equipment & Services — continued
Parker Drilling Co., Senior Notes	7.500%	8/1/20	740,000	$664,150
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	820,000	706,020	(a)
Transocean Inc., Senior Notes	6.800%	3/15/38	2,200,000	1,694,000
Total Energy Equipment & Services				3,850,170
Oil, Gas & Consumable Fuels — 12.7%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	1,370,000	1,698,211	(b)
California Resources Corp., Senior Notes	6.000%	11/15/24	2,000,000	1,890,000
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	1,410,000	1,410,000
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	1,550,000	782,750
Continental Resources Inc., Senior Notes	3.800%	6/1/24	3,000,000	2,888,037
CrownRock LP/CrownRock Finance Inc., Senior Notes	7.750%	2/15/23	680,000	724,200	(a)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	1,228,510	1,349,211	(c)
Ecopetrol SA, Senior Bonds	4.125%	1/16/25	1,000,000	964,700
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,650,000	1,968,285
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	800,000	720,000	(a)
Enterprise Products Operating LLC, Senior Notes	6.500%	1/31/19	1,290,000	1,493,500	(b)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	1,050,000	997,500	(a)
Halcon Resources Corp., Secured Notes	8.625%	2/1/20	730,000	761,481	(a)
Indo Energy Finance BV, Senior Notes	7.000%	5/7/18	470,000	392,450	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	310,000	322,654	(c)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	1,860,000	1,922,310	(c)
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	1,550,000	1,584,875	(a)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	910,000	1,030,120
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	380,000	378,518
Petrobras Global Finance BV, Senior Notes	7.250%	3/17/44	1,000,000	987,250
Petroleos Mexicanos, Senior Notes	4.250%	1/15/25	1,000,000	1,008,500	(a)
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	2,590,000	3,122,245	(a)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,780,000	1,992,103	(c)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	700,000	783,411	(a)
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	500,000	66,250	(e)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	2,280,000	2,729,958	(c)
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	1,000,000	1,104,090	(a)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	2,830,000	2,895,798	(a)
Williams Partners LP, Senior Notes	5.250%	3/15/20	610,000	675,480	(b)
Total Oil, Gas & Consumable Fuels				38,643,887
Total Energy				42,494,057

See Notes to Financial Statements.

6	Western Asset Global Corporate Defined Opportunity Fund Inc. 2015 Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Financials — 34.7%
Banks — 21.9%
Australia & New Zealand Banking Group Ltd., Subordinated Notes	5.125%	9/10/19	1,250,000	EUR	$1,660,751	(c)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	5,750,000		6,746,906
Barclays PLC, Junior Subordinated Bonds	8.250%	12/15/18	240,000		256,128	(f)(g)
BNP Paribas Fortis SA, Senior Subordinated Notes	5.757%	10/4/17	1,200,000	EUR	1,510,914
Citigroup Inc., Senior Notes	7.375%	9/4/19	1,300,000	EUR	1,876,108
Commonwealth Bank of Australia, Subordinated Notes	5.500%	8/6/19	1,200,000	EUR	1,607,673
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands, Junior Subordinated Notes	11.000%	6/30/19	1,997,000		2,571,138	(a)(b)(f)(g)
Credit Agricole SA, Junior Subordinated Notes	7.875%	10/26/19	400,000	EUR	545,705	(c)(f)(g)
Credit Agricole SA, Subordinated Bonds	8.125%	9/19/33	900,000		1,019,250	(a)(b)(f)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	2,530,000		3,002,477	(a)(b)(f)(g)
Credit Agricole SA, Subordinated Notes	4.375%	3/17/25	760,000		753,257	(a)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	2,670,000		2,764,118	(b)(f)(g)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	3/30/25	1,400,000		1,449,000	(f)(g)
ING Bank NV, Subordinated Notes	6.875%	5/29/23	2,850,000	GBP	4,945,452	(f)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,000,000		1,006,768	(a)(b)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	1,940,000		1,957,747	(a)
Intesa Sanpaolo SpA, Subordinated Notes	8.375%	10/14/19	450,000	EUR	614,298	(c)(f)(g)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	5,870,000		6,060,775	(b)(f)(g)
JPMorgan Chase & Co., Junior Subordinated Notes	6.100%	10/1/24	250,000		259,375	(f)(g)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	1,570,000		1,624,950	(b)(g)
National Australia Bank Ltd., Subordinated Notes	6.750%	6/26/23	2,750,000	EUR	3,630,265	(f)
National Capital Trust I, Junior Subordinated Bond	5.620%	12/17/18	266,000	GBP	440,066	(c)(f)(g)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	2,570,000		2,827,871	(b)
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	1,420,000	AUD	1,301,130	(c)(f)
Santander Issuances SAU, Notes	5.911%	6/20/16	2,000,000		2,079,622	(a)(b)
Santander UK PLC, Subordinated Notes	5.000%	11/7/23	1,120,000		1,188,096	(a)(b)
Societe Generale SA, Subordinated Notes	9.375%	9/4/19	1,550,000	EUR	2,203,803	(c)(f)(g)
Standard Chartered Bank, Subordinated Notes	5.875%	9/26/17	1,250,000	EUR	1,575,896	(c)
Standard Chartered Bank, Subordinated Notes	7.750%	4/3/18	1,000,000	GBP	1,764,275	(c)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	6/18/15	3,660,000		3,664,575	(b)(f)(g)
Wells Fargo & Co., Junior Subordinated Bonds	5.900%	6/15/24	2,910,000		3,055,500	(b)(f)(g)
Wells Fargo & Co., Junior Subordinated Bonds	5.875%	6/15/25	440,000		468,050	(f)(g)
Total Banks					66,431,939
Capital Markets — 2.9%
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	6/18/15	1,300,000		1,017,250	(f)(g)
Goldman Sachs Group Inc., Subordinated Notes	4.750%	10/12/21	2,700,000	EUR	3,605,734

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2015 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

April 30, 2015

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Capital Markets — continued
Goldman Sachs Group Inc., Subordinated Notes	5.500%	10/12/21	600,000	GBP	$1,038,425
Merrill Lynch & Co. Inc., Senior Notes	7.750%	4/30/18	800,000	GBP	1,440,985
UBS AG London, Senior Notes	6.375%	7/20/16	1,050,000	GBP	1,714,898	(c)
Total Capital Markets					8,817,292
Consumer Finance — 1.3%
American Express Co., Subordinated Debentures	6.800%	9/1/66	1,820,000		1,915,550	(b)(f)
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,880,000		2,098,531	(b)
Total Consumer Finance					4,014,081
Diversified Financial Services — 3.5%
Argos Merger Sub Inc., Senior Notes	7.125%	3/15/23	1,500,000		1,578,750	(a)
FCE Bank PLC, Senior Notes	5.125%	11/16/15	900,000	GBP	1,408,612	(c)
General Electric Capital Corp., Subordinated Bonds	5.500%	9/15/67	940,000	EUR	1,156,833	(c)(f)
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,200,000		1,314,000	(b)(f)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	3,000,000		3,340,800	(b)
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	1,130,000		1,251,475	(b)
MUFG Capital Finance 4 Ltd., Junior Subordinated Bonds	5.271%	1/25/17	550,000	EUR	655,393	(f)(g)
Total Diversified Financial Services					10,705,863
Insurance — 3.9%
AXA SA, Junior Subordinated Notes	5.777%	7/6/16	500,000	EUR	591,117	(f)(g)
AXA SA, Junior Subordinated Notes	6.463%	12/14/18	2,000,000		2,131,200	(a)(b)(f)(g)
BUPA Finance PLC, Subordinated Bonds	5.000%	4/25/23	910,000	GBP	1,480,398	(c)
ELM BV, Subordinated Notes	5.252%	5/25/16	550,000	EUR	643,752	(c)(f)(g)
Farmers Insurance Exchange, Subordinated Notes	8.625%	5/1/24	1,295,000		1,749,395	(a)(b)
Generali Finance BV, Junior Subordinated Bonds	5.317%	6/16/16	500,000	EUR	578,436	(f)(g)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	300,000		399,000	(a)(b)
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Subordinated Bonds	5.767%	6/12/17	500,000	EUR	614,211	(c)(f)(g)
QBE Insurance Group Ltd., Senior Notes	6.125%	9/28/15	550,000	GBP	860,577	(c)
Scottish Widows PLC, Subordinated Notes	5.500%	6/16/23	910,000	GBP	1,500,155	(c)
Travelers Cos. Inc., Senior Notes	5.350%	11/1/40	1,150,000		1,405,989	(b)
Total Insurance					11,954,230
Real Estate Management & Development — 1.2%
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	170,000		153,000
Caesars Entertainment Resort Properties LLC, Senior Secured Notes	8.000%	10/1/20	1,510,000		1,517,550
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	1,230,000		1,303,800	(a)
Tesco Property Finance 6 PLC, Senior Secured Notes	5.411%	7/13/44	409,311	GBP	604,184	(c)
Total Real Estate Management & Development					3,578,534
Total Financials					105,501,939

See Notes to Financial Statements.

8	Western Asset Global Corporate Defined Opportunity Fund Inc. 2015 Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Health Care — 5.9%
Health Care Equipment & Supplies — 1.6%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,070,000	EUR	$1,276,540	(a)
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	1,000,000		1,050,000
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	1,770,000		1,800,975	(a)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	690,000		680,512
Total Health Care Equipment & Supplies					4,808,027
Health Care Providers & Services — 2.7%
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	450,000	GBP	720,770	(c)
Humana Inc., Senior Notes	7.200%	6/15/18	2,700,000		3,125,023	(b)
Labco SAS, Senior Secured Notes	8.500%	1/15/18	200,000	EUR	236,809	(a)
Unilabs Subholding AB, Senior Secured Notes	8.500%	7/15/18	1,200,000	EUR	1,411,422	(c)
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	1,350,000		1,523,365	(b)
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	1,320,000		1,164,900
Total Health Care Providers & Services					8,182,289
Pharmaceuticals — 1.6%
Actavis Funding SCS, Senior Notes	4.550%	3/15/35	580,000		584,011
Actavis Funding SCS, Senior Notes	4.750%	3/15/45	780,000		791,661
Concordia Healthcare Corp., Senior Notes	7.000%	4/15/23	980,000		997,150	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.500%	3/1/23	570,000		578,550	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	1,980,000		2,048,062	(a)
Total Pharmaceuticals					4,999,434
Total Health Care					17,989,750
Industrials — 6.9%
Aerospace & Defense — 0.3%
Erickson Inc., Secured Notes	8.250%	5/1/20	1,019,000		827,938
Air Freight & Logistics — 0.4%
XPO Logistics Inc., Senior Notes	7.875%	9/1/19	1,150,000		1,226,188	(a)
Airlines — 1.4%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	330,000		352,077	(a)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	950,000	GBP	1,584,277	(c)
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	1,968,152		2,164,967
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	10.400%	11/1/16	35,093		38,252
Total Airlines					4,139,573
Building Products — 0.2%
Andrade Gutierrez International SA, Senior Notes	4.000%	4/30/18	870,000		736,455	(a)

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2015 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

April 30, 2015

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Services & Supplies — 1.5%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	470,000		$470,000	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,570,000		1,562,150
Republic Services Inc., Senior Notes	5.250%	11/15/21	1,450,000		1,657,086	(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	500,000		529,065	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	420,000		423,150	(a)
Total Commercial Services & Supplies					4,641,451
Construction & Engineering — 1.0%
Astaldi SpA, Senior Bonds	7.125%	12/1/20	410,000	EUR	497,888	(a)
Astaldi SpA, Senior Notes	7.125%	12/1/20	100,000	EUR	121,296	(c)
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/21	720,000		756,000	(a)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	920,000		901,600	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	740,000		603,100	(a)
Total Construction & Engineering					2,879,884
Electrical Equipment — 0.0%
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	100,000	EUR	121,773	(a)
Machinery — 0.7%
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	1,195,000	EUR	1,444,185	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	252,000	EUR	310,547	(a)
SIG Combibloc Holdings SCA, Senior Bonds	7.750%	2/15/23	350,000	EUR	421,981	(a)
Total Machinery					2,176,713
Marine — 0.3%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	173,000		173,865	(h)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	630,000		582,750
Total Marine					756,615
Road & Rail — 0.5%
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	150,000	EUR	176,849	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	10.250%	6/1/20	1,630,000		1,414,025	(a)
Total Road & Rail					1,590,874
Transportation — 0.6%
CMA CGM, Senior Notes	8.500%	4/15/17	1,750,000		1,798,125	(a)
Total Industrials					20,895,589
Information Technology — 3.2%
Electronic Equipment, Instruments & Components — 0.2%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	770,000		783,475

See Notes to Financial Statements.

10	Western Asset Global Corporate Defined Opportunity Fund Inc. 2015 Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Internet Software & Services — 0.7%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	2,110,000		$2,170,663	(a)(d)
IT Services — 1.1%
First Data Corp., Secured Notes	8.250%	1/15/21	3,040,000		3,238,542	(a)
Semiconductors & Semiconductor Equipment — 0.2%
Micron Technology Inc., Senior Notes	5.250%	8/1/23	590,000		593,540	(a)
Software — 0.3%
Oberthur Technologies Holding SAS, Senior Secured Notes	9.250%	4/30/20	670,000	EUR	821,898	(a)
Technology Hardware, Storage & Peripherals — 0.7%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	2,000,000		2,191,966	(b)
Total Information Technology					9,800,084
Materials — 10.6%
Chemicals — 0.8%
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	460,000		471,500	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	606,000	EUR	698,309	(a)
OCP SA, Senior Notes	5.625%	4/25/24	800,000		857,160	(a)
Techniplas LLC, Senior Secured Notes	10.000%	5/1/20	280,000		289,800	(a)
Total Chemicals					2,316,769
Construction Materials — 0.8%
Cemex SAB de CV, Senior Secured Notes	5.700%	1/11/25	660,000		663,102	(a)
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	750,000		721,875	(a)
HeidelbergCement AG, Senior Notes	8.500%	10/31/19	610,000	EUR	898,557	(c)
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	300,000		284,250	(a)
Total Construction Materials					2,567,784
Containers & Packaging — 1.8%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	1,200,000		1,290,000	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	88,235		90,662	(a)
BWAY Holding Co., Senior Notes	9.125%	8/15/21	1,290,000		1,335,150	(a)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	450,000		459,000	(a)
SGD Group SAS, Senior Secured Bonds	5.625%	5/15/19	1,230,000	EUR	1,429,582	(c)
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	970,000		1,028,200	(a)
Total Containers & Packaging					5,632,594
Metals & Mining — 5.9%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	1,008,000		1,112,580
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	500,000		582,942	(b)
Evraz Group SA, Notes	9.500%	4/24/18	450,000		464,625	(a)
Evraz Group SA, Senior Notes	6.500%	4/22/20	984,000		895,440	(c)

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2015 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

April 30, 2015

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
Evraz Group SA, Senior Notes	6.500%	4/22/20	340,000		$309,400	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	1,200,000		913,500	(a)
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	1,080,000		1,115,775	(a)
Freeport-McMoRan Inc., Senior Notes	4.550%	11/14/24	2,000,000		1,944,110
Glencore Finance Canada Ltd., Senior Notes	5.250%	6/13/17	950,000	EUR	1,169,256
GTL Trade Finance Inc., Senior Bonds	5.893%	4/29/24	1,562,000		1,585,430	(a)
Rio Tinto Finance USA PLC, Senior Notes	2.250%	12/14/18	800,000		811,453
Southern Copper Corp., Senior Notes	5.250%	11/8/42	1,850,000		1,709,992
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	600,000		549,000	(a)
Vale Overseas Ltd., Notes	6.250%	1/23/17	670,000		713,947
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,146,000		2,479,227
Vale Overseas Ltd., Notes	6.875%	11/21/36	340,000		344,930
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	260,000		271,050	(c)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	990,000		938,025	(a)
Total Metals & Mining					17,910,682
Paper & Forest Products — 1.3%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	1,220,000		1,444,466
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	260,000		269,100
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	620,000		600,625
UPM-Kymmene OYJ, Senior Notes	6.625%	1/23/17	1,000,000	GBP	1,660,988
Total Paper & Forest Products					3,975,179
Total Materials					32,403,008
Telecommunication Services — 12.4%
Diversified Telecommunication Services — 9.1%
Axtel SAB de CV, Senior Secured Notes	9.000%	1/31/20	316,000		304,940	(a)
British Telecommunications PLC, Senior Bonds	8.500%	12/7/16	1,200,000	GBP	2,048,075	(c)
CenturyLink Inc., Senior Notes	5.800%	3/15/22	500,000		521,250
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	375,000		402,656
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	625,000		679,688
Level 3 Financing Inc., Senoir Notes	5.625%	2/1/23	1,770,000		1,820,888	(a)
Ooredoo International Finance Ltd., Senior Notes	4.750%	2/16/21	650,000		717,074	(a)
Qwest Corp., Senior Notes	6.750%	12/1/21	2,500,000		2,872,622	(b)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	5,570,000		5,883,312	(a)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	2,000,000		2,243,362	(b)
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	2,000,000		2,654,302	(b)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	5,280,000		5,969,552	(b)
Windstream Corp., Senior Notes	7.500%	4/1/23	1,800,000		1,714,500
Total Diversified Telecommunication Services					27,832,221

See Notes to Financial Statements.

12	Western Asset Global Corporate Defined Opportunity Fund Inc. 2015 Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Wireless Telecommunication Services — 3.3%
Altice Financing SA, Senior Secured Notes	5.250%	2/15/23	110,000	EUR	$130,060	(a)
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	610,000		631,350	(a)
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	2,050,000		2,263,823
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	650,000		802,295
Oi SA, Senior Notes	5.750%	2/10/22	480,000		406,800	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	750,000		680,625
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,000,000		2,055,000
Sprint Corp., Senior Notes	7.625%	2/15/25	1,720,000		1,695,748
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	9.125%	4/30/18	1,150,000		1,225,900	(c)
Total Wireless Telecommunication Services					9,891,601
Total Telecommunication Services					37,723,822
Utilities — 8.0%
Electric Utilities — 3.9%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	1,680,000		1,654,296	(a)
Electricite de France, Junior Subordinated Notes	5.625%	1/22/24	2,500,000		2,651,875	(a)(b)(f)(g)
Enel SpA, Junior Subordinated Bonds	7.750%	9/10/75	1,740,000	GBP	3,028,070	(c)(f)
ENW Capital Finance PLC, Notes	6.750%	6/20/15	600,000	GBP	927,268	(c)
FirstEnergy Corp., Notes	7.375%	11/15/31	1,930,000		2,465,361
State Grid Overseas Investment 2014 Ltd., Senior Notes	4.125%	5/7/24	1,000,000		1,081,569	(c)
Total Electric Utilities					11,808,439
Gas Utilities — 0.3%
Wales & West Utilities Finance PLC, Senior Secured Bonds	5.125%	12/2/16	650,000	GBP	1,058,497	(c)
Independent Power and Renewable Electricity Producers — 2.0%
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,552,000		1,714,960	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	1,370,000		1,545,860	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,948,589		2,161,716
TerraForm Power Operating LLC, Senior Notes	5.875%	2/1/23	630,000		658,350	(a)
Total Independent Power and Renewable Electricity Producers					6,080,886
Multi-Utilities — 1.8%
Centrica PLC, Senior Notes	6.375%	3/10/22	1,200,000	GBP	2,261,813	(c)
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	1,210,000		1,430,220	(a)
Veolia Environnement, Senior Notes	6.750%	4/24/19	1,200,000	EUR	1,680,902
Total Multi-Utilities					5,372,935
Total Utilities					24,320,757
Total Corporate Bonds & Notes (Cost — $333,330,022)					344,110,287

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2015 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

April 30, 2015

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Asset-Backed Securities — 1.6%
Argent Securities Inc., 2004-W10 A2	0.954%	10/25/34	816,891		$797,614	(f)
Asset Backed Funding Certificates, 2003-WMC1 M1	1.156%	6/25/33	1,510,572		1,458,529	(f)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.305%	11/15/36	581,072		517,131	(f)
Home Equity Asset Trust, 2004-8 M1	1.051%	3/25/35	641,516		619,182	(f)
Park Place Securities Inc., 2004-WCW1 M2	1.201%	9/25/34	760,084		755,654	(f)
Residential Asset Mortgage Products Inc., 2003-RZ5 A7	5.470%	9/25/33	493,462		511,847
Residential Asset Securities Corp., 2003-KS10 AI6	4.540%	12/25/33	104,664		108,176	(f)
Soundview Home Equity Loan Trust, 2005-3 M2	0.961%	6/25/35	51,808		51,694	(f)
Total Asset-Backed Securities (Cost — $4,381,723)					4,819,827
Collateralized Mortgage Obligations — 1.8%
ARM Trust, 2004-5 4A1	2.703%	4/25/35	379,783		372,351	(f)
Bear Stearns ARM Trust, 2005-12 24A1	5.289%	2/25/36	33,465		31,257	(f)
Credit Suisse Mortgage Capital Certificates, 2009-3R 25A1	2.688%	7/27/36	143,892		146,527	(a)(f)
Greenwich Capital Commercial Funding Corp., 2006-GG7 AM	6.014%	7/10/38	1,500,000		1,567,033	(f)
GSMPS Mortgage Loan Trust, 2006-RP1 1A2	7.500%	1/25/36	265,687		283,552	(a)
HarborView Mortgage Loan Trust, 2004-10 4A	2.522%	1/19/35	266,448		266,199	(f)
JPMorgan Mortgage Trust, 2005-A5 1A2	2.654%	8/25/35	1,171,869		1,166,422	(f)
Residential Asset Mortgage Products Inc., 2003-SL1 M1	7.361%	4/25/31	1,412,563		1,202,279	(f)
Sequoia Mortgage Trust, 2003-03 A1	0.841%	7/20/33	545,425		515,782	(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.063%	9/25/36	77,159		68,982	(f)
Total Collateralized Mortgage Obligations (Cost — $5,345,080)					5,620,384
Convertible Bonds & Notes — 0.0%
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
Axtel SAB de CV, Senior Secured Notes (Cost — $47,791)	9.000%	1/31/20	360,800	MXN	44,683	(a)
Senior Loans — 1.9%
Energy — 0.4%
Oil, Gas & Consumable Fuels — 0.4%
Murray Energy Corp., Term Loan B2	—	3/19/21	560,000		555,800	(i)
Westmoreland Coal Co., Term Loan B	7.500%	12/16/20	638,400		632,016	(j)(k)
Total Energy					1,187,816
Health Care — 1.1%
Health Care Providers & Services — 1.1%
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	770,000		772,887	(j)(k)
Tenet Healthcare Corp., Bridge Loan	—	7/1/15	636,000		636,000	(h)(i)(l)
Tenet Healthcare Corp., Bridge Loan	—	7/1/15	1,904,000		1,904,000	(h)(i)(l)
Total Health Care					3,312,887

See Notes to Financial Statements.

14	Western Asset Global Corporate Defined Opportunity Fund Inc. 2015 Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Utilities — 0.4%
Independent Power and Renewable Electricity Producers — 0.4%
Energy Future Intermediate Holding Co., LLC, DIP Term Loan	4.250%	6/19/16	1,273,594		$1,282,615	(j)(k)
Total Senior Loans (Cost — $5,765,262)					5,783,318
Sovereign Bonds — 4.1%
Brazil — 1.2%
Banco Nacional de Desenvolvimento Economico e Social, Senior Notes	3.375%	9/26/16	560,000		568,120	(a)
Federative Republic of Brazil, Notes	10.000%	1/1/17	10,052,000	BRL	3,184,245
Total Brazil					3,752,365
Chile — 0.5%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	1,540,000		1,637,785	(a)
Peru — 0.2%
Republic of Peru, Senior Bonds	7.840%	8/12/20	1,249,000	PEN	454,102
Turkey — 1.1%
Republic of Turkey, Senior Bonds	5.750%	3/22/24	3,000,000		3,321,120
United Arab Emirates — 0.5%
MDC-GMTN B.V., Senior Notes	7.625%	5/6/19	1,250,000		1,521,875	(c)
United Kingdom — 0.6%
United Kingdom Treasury Gilt, Bonds	4.500%	3/7/19	1,019,000	GBP	1,769,452	(c)
Total Sovereign Bonds (Cost — $13,836,349)					12,456,699

			Shares
Common Stocks — 0.9%
Financials — 0.9%
Banks — 0.9%
Citigroup Inc.			48,867		2,605,588
Industrials — 0.0%
Marine — 0.0%
Horizon Lines Inc., Class A Shares			139,004		97,303	*(h)
Total Common Stocks (Cost — $2,611,704)					2,702,891
Convertible Preferred Stocks — 0.1%
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Rex Energy Corp. (Cost—$409,750)	6.000%		4,400		198,088
Preferred Stocks — 0.4%
Financials — 0.4%
Capital Markets — 0.4%
State Street Corp.	5.900%		37,454		1,008,636	(f)

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2015 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

April 30, 2015

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate		Shares	Value
Diversified Financial Services — 0.0%
Citigroup Capital XIII	7.875%		3,050	$78,965	(f)
Total Preferred Stocks (Cost — $1,017,989)				1,087,601
Total Investments before Short-Term Investments (Cost — $366,745,670)				376,823,778

		Maturity Date	Face Amount†
Short-Term Investments — 2.4%
Repurchase Agreements — 2.4%
State Street Bank & Trust Co. repurchase agreement dated 4/30/15; Proceeds at maturity — $7,282,000; (Fully collateralized by U.S. government agency obligations, 2.070% due 11/7/22; Market Value — $7,428,829) (Cost — $7,282,000)	0.000%	5/1/15	7,282,000	7,282,000
Total Investments — 126.3% (Cost — $374,027,670#)				384,105,778
Liabilities in Excess of Other Assets — (26.3)%				(79,955,609)
Total Net Assets — 100.0%				$304,150,169

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(e)	The coupon payment on these securities is currently in default as of April 30, 2015.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Illiquid security.

(i)	All or a portion of this loan is unfunded as of April 30, 2015. The interest rate for fully unfunded term loans is to be determined.

(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(l)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

16	Western Asset Global Corporate Defined Opportunity Fund Inc. 2015 Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
DIP	— Debtor-in-Possession
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company
PEN	— Peruvian Nuevo Sol

Summary of Investments by Country**
United States	45.7%
United Kingdom	13.2
France	5.8
Brazil	3.9
Italy	3.6
Australia	2.8
Mexico	2.6
Russia	2.5
Netherlands	2.3
Spain	1.8
Chile	1.2
Colombia	1.1
Luxembourg	1.1
Canada	1.1
Switzerland	1.0
Qatar	0.9
Germany	0.9
Turkey	0.9
Trinidad and Tobago	0.8
United Arab Emirates	0.7
Malaysia	0.7
India	0.6
Finland	0.4
Belgium	0.4
Ireland	0.4
South Africa	0.3
China	0.3
Morocco	0.2
Japan	0.2

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2015 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

April 30, 2015

Western Asset Global Corporate Defined Opportunity Fund Inc.

Summary of Investments by Country** continued
Argentina	0.2%
Poland	0.2
Bahamas	0.1
Peru	0.1
Indonesia	0.1
Short-Term Investments	1.9
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of April 30, 2015 and are subject to change.

See Notes to Financial Statements.

18	Western Asset Global Corporate Defined Opportunity Fund Inc. 2015 Semi-Annual Report

Statement of assets and liabilities (unaudited)

April 30, 2015

Assets:
Investments, at value (Cost — $374,027,670)	$384,105,778
Foreign currency, at value (Cost — $785,592)	707,616
Cash	101,148
Interest and dividends receivable	6,588,475
Receivable for securities sold	1,950,049
Unrealized appreciation on forward foreign currency contracts	1,374,781
Principal paydown receivable	5,606
Deposits with brokers for futures contracts	995
Prepaid expenses	19,786
Total Assets	394,854,234

Liabilities:
Payable for open reverse repurchase agreements (Note 3)	83,013,768
Payable for securities purchased	7,009,731
Unrealized depreciation on forward foreign currency contracts	360,017
Investment management fee payable	253,517
Interest payable (Note 3)	19,923
Accrued expenses	47,109
Total Liabilities	90,704,065
Total Net Assets	$304,150,169

Net Assets:
Par value ($0.001 par value; 15,183,993 shares issued and outstanding; 100,000,000 shares authorized)	$15,184
Paid-in capital in excess of par value	289,078,973
Overdistributed net investment income	(2,426,945)
Accumulated net realized gain on investments, futures contracts and foreign currency transactions	6,535,437
Net unrealized appreciation on investments and foreign currencies	10,947,520
Total Net Assets	$304,150,169

Shares Outstanding	15,183,993

Net Asset Value	$20.03

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2015 Semi-Annual Report	19

Statement of operations (unaudited)

For the Six Months Ended April 30, 2015

Investment Income:
Interest	$11,488,811
Dividends	44,311
Total Investment Income	11,533,122

Expenses:
Investment management fee (Note 2)	1,518,960
Interest expense (Note 3)	300,068
Excise tax (Note 1)	187,483
Transfer agent fees	29,093
Audit and tax fees	28,980
Directors’ fees	25,405
Legal fees	22,255
Shareholder reports	16,174
Fund accounting fees	14,506
Stock exchange listing fees	10,538
Custody fees	10,456
Insurance	3,057
Miscellaneous expenses	5,855
Total Expenses	2,172,830
Net Investment Income	9,360,292

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(2,953,501)
Futures contracts	(96,187)
Foreign currency transactions	13,485,444
Net Realized Gain	10,435,756
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(6,800,625)
Futures contracts	149,108
Foreign currencies	(5,456,108)
Change in Net Unrealized Appreciation (Depreciation)	(12,107,625)
Net Loss on Investments, Futures Contracts and Foreign Currency Transactions	(1,671,869)
Increase in Net Assets From Operations	$7,688,423

See Notes to Financial Statements.

20	Western Asset Global Corporate Defined Opportunity Fund Inc. 2015 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended April 30, 2015 (unaudited) and the Year Ended October 31, 2014	2015	2014

Operations:
Net investment income	$9,360,292	$19,913,881
Net realized gain (loss)	10,435,756	(3,191,896)
Change in net unrealized appreciation (depreciation)	(12,107,625)	1,802,910
Increase in Net Assets from Operations	7,688,423	18,524,895

Distributions to Shareholders From (Note 1):
Net investment income	(10,345,619)	(21,242,289)
Decrease in Net Assets from Distributions to Shareholders	(10,345,619)	(21,242,289)

Fund Share Transactions:
Cost of shares repurchased (46,667 and 116,116 shares repurchased, respectively)	(823,390)	(2,103,258)
Decrease in Net Assets from Fund Share Transactions	(823,390)	(2,103,258)
Decrease in Net Assets	(3,480,586)	(4,820,652)

Net Assets:
Beginning of period	307,630,755	312,451,407
End of period*	$304,150,169	$307,630,755
*Includesoverdistributed net investment income of:	$(2,426,945)	$(1,441,618)

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2015 Semi-Annual Report	21

Statement of cash flows (unaudited)

For the Six Months Ended April 30, 2015

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$7,688,423
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(68,664,818)
Sales of portfolio securities	52,421,339
Net purchases, sales and maturities of short-term investments	(3,339,000)
Net amortization of premium (accretion of discount)	429,052
Increase in receivable for securities sold	(321,172)
Increase in interest and dividends receivable	(8,015)
Decrease in receivable from broker — variation margin on open futures contracts	19,070
Increase in prepaid expenses	(7,655)
Increase in principal paydown receivable	(5,606)
Decrease in deposits with brokers for futures contracts	129,011
Increase in payable for securities purchased	6,288,031
Decrease in due to custodian	(1,392,326)
Decrease in investment management fee payable	(14,556)
Decrease in Directors’ fees payable	(3,700)
Increase in interest payable	5,271
Decrease in accrued expenses	(51,629)
Net realized loss on investments	2,953,501
Change in unrealized appreciation of investments and forward foreign currency transactions	12,235,730
Net Cash Provided by Operating Activities*	8,360,951

Cash Flows from Financing Activities:
Distributions paid on common stock	(10,345,619)
Payment for shares repurchased	(823,390)
Increase in payable for reverse repurchase agreements	3,013,768
Net Cash Used in Financing Activities	(8,155,241)
Net Increase in Cash	205,710
Cash at Beginning of Period	603,054
Cash at End of Period	$808,764

*	Included in operating expenses is cash of $294,797 paid for interest on borrowings.

See Notes to Financial Statements.

22	Western Asset Global Corporate Defined Opportunity Fund Inc. 2015 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
	2015[1,2]		2014[1]	2013[1]	2012[1]	2011[1]	2010[1,3]
Net asset value, beginning of period	$20.20		$20.36	$20.63	$19.15	$20.41	$19.06 [4]
Income (loss) from operations:
Net investment income	0.62		1.30	1.24	1.33	1.39	1.21
Net realized and unrealized gain (loss)	(0.12)		(0.09)	(0.09)	1.67	(1.09)	1.44
Total income from operations	0.50		1.21	1.15	3.00	0.30	2.65
Less distributions from:
Net investment income	(0.68)	[5]	(1.39)	(1.33)	(1.50)	(1.48)	(1.30)
Net realized gains	—		—	(0.08)	(0.02)	(0.08)	—
Return of capital	—		—	(0.01)	—	—	—
Total distributions	(0.68)		(1.39)	(1.42)	(1.52)	(1.56)	(1.30)
Anti-dilutive impact of repurchase plan	0.01	[6]	0.02 [6]	—	—	—	—
Net asset value, end of period	$20.03		$20.20	$20.36	$20.63	$19.15	$20.41
Market price, end of period	$18.15		$18.22	$18.08	$20.25	$18.05	$19.08
Total return, based on NAV[7,8]	2.67%		6.18%	5.76%	16.55%	2.13%	14.87%
Total return, based on Market Price[9]	3.45%		8.67%	(3.84)%	21.54%	2.97%	2.33%
Net assets, end of period (000s)	$304,150		$307,631	$312,451	$316,104	$291,495	$310,652
Ratios to average net assets:
Gross expenses	1.45%[10]		1.28%	1.23%	1.34%	1.40%	1.35%[10]
Net expenses[11]	1.45	[10]	1.28	1.23	1.34	1.40	1.34 [10,12]
Net investment income	6.23	[10]	6.36	6.04	6.79	7.05	6.76 [10]
Portfolio turnover rate	14%		22%	20%	9%	16%	18%
Supplemental data:
Loans Outstanding, End of Period (000s)	—		—	—	—	—	$50,000
Asset Coverage Ratio for Loan Outstanding	—		—	—	—	—	721%
Weighted Average Loan (000s)	—		—	—	—	$21,644	$48,044
Weighted Average Interest Rate on Loans	—		—	—	—	1.16%	1.18%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2015 (unaudited).

[3]	For the period November 24, 2009 (commencement of operations) to October 31, 2010.

[4]	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.

[5]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[6]

The repurchase plan was completed at an average repurchase price of $17.64 for 46,667 shares and $823,390 for the six months ended April 30, 2015 and $18.11 for 116,116 shares and $2,103,258 for the year ended October 31, 2014.

[7]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[10]	Annualized.

[11]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[12]	The investment manager has agreed to reimburse all organizational expenses.

See Notes to Financial Statements.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2015 Semi-Annual Report	23

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Global Corporate Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on September 17, 2009 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing 80% of its managed assets in a portfolio of U.S. and foreign corporate fixed-income securities of varying maturities.

Under normal market conditions, the Fund will invest at least 40% of its managed assets in fixed-income securities of foreign issuers organized or having a principal place of business outside the United States, including in emerging market countries. In addition, the Fund may invest up to 35% of its managed assets in fixed-income securities of below investment grade quality.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no

24	Western Asset Global Corporate Defined Opportunity Fund Inc. 2015 Semi-Annual Report

value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2015 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes:
Industrials	—	$18,692,370	$2,203,219	$20,895,589
Other corporate bonds & notes	—	323,214,698	—	323,214,698
Asset-backed securities	—	4,819,827	—	4,819,827
Collateralized mortgage obligations	—	5,620,384	—	5,620,384
Convertible bonds & notes	—	44,683	—	44,683
Senior loans:
Energy	—	555,800	632,016	1,187,816
Health care	—	2,540,000	772,887	3,312,887
Utilities	—	1,282,615	—	1,282,615
Sovereign bonds	—	12,456,699	—	12,456,699
Common stocks	$2,702,891	—	—	2,702,891
Convertible preferred stocks	—	198,088	—	198,088
Preferred stocks	1,087,601	—	—	1,087,601
Total long-term investments	$3,790,492	$369,425,164	$3,608,122	$376,823,778
Short-term investments†	—	7,282,000	—	7,282,000
Total investments	$3,790,492	$376,707,164	$3,608,122	$384,105,778
Other financial instruments:
Forward foreign currency contracts	—	$1,374,781	—	$1,374,781
Total	$3,790,492	$378,081,945	$3,608,122	$385,480,559

26	Western Asset Global Corporate Defined Opportunity Fund Inc. 2015 Semi-Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$360,017	—	$360,017

†	See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes	Senior Loans
Investments in Securities	Industrials	Consumer Discretionary	Energy	Health Care	Total
Balance as of October 31, 2014	—	$266,354	—	—	$266,354
Accrued premiums/discounts	—	—	$705	—	705
Realized gain (loss)[1]	—	—	39	—	39
Change in unrealized appreciation (depreciation)[2]	—	1,338	8,872	—	10,210
Purchases	—	—	624,000	—	624,000
Sales		(267,692)	(1,600)	—	(269,292)
Transfers into Level 3[3]	$2,203,219	—	—	$772,887	2,976,106
Transfers out of Level 3	—	—	—	—	—
Balance as of April 30, 2015	$2,203,219	—	$632,016	$772,887	$3,608,122
Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2015[2]	—	—	$8,872	—	$8,872

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at

Western Asset Global Corporate Defined Opportunity Fund Inc. 2015 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

28	Western Asset Global Corporate Defined Opportunity Fund Inc. 2015 Semi-Annual Report

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with

Western Asset Global Corporate Defined Opportunity Fund Inc. 2015 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At April 30, 2015, the Fund had sufficient cash and/or securities to cover these commitments.

(i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in

30	Western Asset Global Corporate Defined Opportunity Fund Inc. 2015 Semi-Annual Report

default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of April 30, 2015, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $360,017. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2015 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $187,483 of Federal excise taxes attributable to calendar year 2014 in March 2015.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

32	Western Asset Global Corporate Defined Opportunity Fund Inc. 2015 Semi-Annual Report

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. (“Western Singapore”), Western Asset Management Company Ltd (“Western Japan”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets plus the amount of any borrowings and assets attributable to any preferred stock that may be outstanding.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore, Western Japan and Western Asset Limited a fee for its services at no additional expense to the Fund. Each of Western Singapore, Western Japan and Western Asset Limited receives a fee from Western Asset, payable monthly, in an amount equal to an annual rate of 0.56% of the Fund’s daily managed assets related to the Fund’s assets that Western Asset allocates to Western Singapore, Western Japan and Western Asset Limited, respectively, to manage.

During periods in which the Fund utilizes financial leverage, the fees which are payable to the investment manager as a percentage of the Fund’s net assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended April 30, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$68,664,818
Sales	52,421,339

Western Asset Global Corporate Defined Opportunity Fund Inc. 2015 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

At April 30, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$24,199,691
Gross unrealized depreciation	(14,121,583)
Net unrealized appreciation	$10,078,108

Transactions in reverse repurchase agreements for the Fund during the six months ended April 30, 2015 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$80,133,205	0.76%	$83,013,768

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.73% to 1.08% during the six months ended April 30, 2015. Interest expense incurred on reverse repurchase agreements totaled $300,068.

At April 30, 2015, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements
Barclays	1.08%	4/23/15	6/5/15	$83,013,768

On April 30, 2015, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $87,185,166.

At April 30, 2015, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	650,000	USD	741,566	Citibank N.A.	5/13/15	$(11,639)
EUR	450,000	USD	483,404	Citibank N.A.	5/13/15	21,931
EUR	405,481	USD	438,809	Citibank N.A.	5/13/15	16,532
USD	10,353,044	EUR	9,060,040	Citibank N.A.	5/13/15	178,941
USD	389,834	EUR	340,000	Citibank N.A.	5/13/15	8,026
USD	1,285,437	GBP	843,197	Citibank N.A.	5/13/15	(8,785)
EUR	2,180,000	USD	2,307,213	Morgan Stanley	5/13/15	140,850
EUR	1,200,000	USD	1,301,972	Morgan Stanley	5/13/15	45,585
USD	1,100,050	CAD	1,372,526	Morgan Stanley	5/13/15	(37,370)
USD	41,254,472	EUR	36,013,751	Morgan Stanley	5/13/15	812,309
USD	16,769,608	GBP	11,039,175	Morgan Stanley	5/13/15	(174,412)
EUR	920,000	USD	996,677	UBS AG	5/13/15	36,450
EUR	690,000	USD	747,746	UBS AG	5/13/15	27,099
GBP	380,764	USD	571,972	UBS AG	5/13/15	12,462
USD	4,265,661	EUR	3,732,143	UBS AG	5/13/15	74,596
USD	17,691,701	GBP	11,609,566	UBS AG	5/13/15	(127,811)
Total						$1,014,764

34	Western Asset Global Corporate Defined Opportunity Fund Inc. 2015 Semi-Annual Report

Abbreviations used in this table:
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
USD	— United States Dollar

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2015.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$1,374,781

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$360,017

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(96,187)	—	$(96,187)
Forward foreign currency contracts[1]	—	$13,764,442	13,764,442
Total	$(96,187)	$13,764,442	$13,668,255

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$149,108	—	$149,108
Forward foreign currency contracts[1]	—	$(5,435,105)	(5,435,105)
Total	$149,108	$(5,435,105)	$(5,285,997)

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2015 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

During the six months ended April 30, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)[1]	$3,825,951
Futures contracts (to sell)[1]	3,929,690
Forward foreign currency contracts (to buy)	5,070,557
Forward foreign currency contracts (to sell)	98,315,657

[1]	At April 30, 2015, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at April 30, 2015:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$1,374,781	—	$1,374,781

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at April 30, 2015:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Forward foreign currency contracts	$360,017	—	$360,017

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

5. Distributions subsequent to April 30, 2015

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
5/22/2015	5/29/2015	$0.1135
6/19/2015	6/26/2015	$0.1135
7/24/2015	7/31/2015	$0.1135
8/21/2015	8/28/2015	$0.1135

6. Stock repurchase program

On March 10, 2014, the Board of Directors (the “Board”) of the Fund announced that it had authorized the Fund to repurchase in the open market up to 1,600,000 shares of the Fund’s common stock when the Fund’s shares are trading at a discount to the net asset value. The Board directed the management of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as Fund management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts.

36	Western Asset Global Corporate Defined Opportunity Fund Inc. 2015 Semi-Annual Report

During the six months ended April 30, 2015, the Fund repurchased and retired 0.31% of its common shares outstanding under the repurchase plan. The weighted average discount per share on these repurchases was 11.27% for the six months ended April 30, 2015. Shares repurchased and the corresponding dollar amount are included on the Statement of Changes in Net Assets. The anti-dilutive impact of these share repurchases is included on the Financial Highlights.

Since the Fund’s commencement of the stock repurchase program through April 30, 2015, the Fund repurchased 162,783 shares or 1.06% of its common shares outstanding for the total amount of $2,926,648.

7. Deferred capital losses

As of October 31, 2014, the Fund had deferred capital losses of $208,684, which have no expiration date, that will be available to offset future taxable capital gains.

8. Subsequent event

Effective June 2, 2015, the Fund has a revolving credit agreement with National Australia Bank Limited that allows the Fund to borrow up to an aggregate amount of $90,000,000 and renews daily for a 180-day term unless notice to the contrary is given to the Fund. The final scheduled termination date of the credit agreement is June 2, 2020. The Fund pays a commitment fee at an annual rate of 0.20% on the unutilized portion of the loan commitment amount. The interest on the loan is calculated at a variable rate based on the LIBOR plus any applicable margin.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2015 Semi-Annual Report	37

Board approval of management and

subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Global Corporate Defined Opportunity Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”) Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) Western Asset Management Company Ltd. in Japan (“Western Asset Japan”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London together are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore, Western Asset Japan and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 12 and 13, 2014, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide, or in the case of the Non-U.S. Sub-advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

38	Western Asset Global Corporate Defined Opportunity Fund Inc.

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board considered the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub- Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, each Non-U.S. Sub-Adviser helps to provide certain investment sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the particular investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

Western Asset Global Corporate Defined Opportunity Fund Inc.	39

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub- Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged global income closed-end funds, as classified by Lipper, regardless of asset size. The Performance Universe consisted of six funds, including the Fund, for the 1-year period ended June 30, 2014 and of ten funds, including the Fund, for the 3-year period ended such date. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2014 was ranked sixth among the funds in the Performance Universe for that period (first being best in these performance rankings) and was ranked third among the Funds in the Performance Universe for the 3-year period ended such date. In each of the periods, the Fund’s performance was better than the median performance for the funds in the Performance Universe for that period. The Board noted that the small number of funds in the Performance Universe made meaningful performance comparisons difficult. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and relative to its benchmark. On a net asset value basis, the Fund outperformed its benchmark in each of the 1- and 3-year periods ended June 30, 2014.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the

40	Western Asset Global Corporate Defined Opportunity Fund Inc.

Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and seven other leveraged global income closed-end funds, as classified by Lipper. The eight funds in the Expense Universe had average net common share assets ranging from $122.4 million to $454.7 million. Three of the Expense Universe funds were larger than the Fund and four were smaller.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe, showed, among other things, that the Fund’s Management Fee on a contractual basis was ranked third among the funds in the Expense Universe (first being lowest and, therefore, best in these expense component rankings) and was better (i.e., lower) than the Expense Universe median for that expense component. The Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) was ranked second among the funds in the Expense Universe compared on the basis of common share assets only and was ranked third among the funds in the Expense Universe on the basis of common share and leveraged assets. The Fund’s actual total expenses ranked first among the funds in the Expense Universe compared on the basis of common share assets only and ranked third among the funds in the Expense Universe compared on the basis of common share and leveraged assets. Each of the Fund’s expense components was better than the Expense Universe median for that expense component. The Board considered that the small number of funds in the Expense Universe, which included another Legg Mason Closed-end Fun, made meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock

Western Asset Global Corporate Defined Opportunity Fund Inc.	41

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2014 and March 31, 2013. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The Board received a report from an outside consultant engaged by the Manager that had reviewed the Manager’s revenue and cost allocation methodologies. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fees are paid by the Manager, not the Fund, and the Sub- Advisory Fees for the Non-U.S. Sub-Advisers are paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had increased by 3 percent during the period covered by the analysis but remained at a level that the Board did not consider such as to support a determination against continuation of the Management Agreement in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets

42	Western Asset Global Corporate Defined Opportunity Fund Inc.

generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub- Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub- Adviser were present.

Western Asset Global Corporate Defined Opportunity Fund Inc.	43

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Global Corporate Defined Opportunity Fund Inc. was held on February 27, 2015 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Robert D. Agdern	12,683,578	1,188,328
Kenneth D. Fuller	12,688,776	1,183,130
Leslie H. Gelb	12,670,436	1,201,470
William R. Hutchinson	12,674,159	1,197,747

At April 30, 2015, in addition to Robert D. Agdern, Kenneth D. Fuller, Leslie H. Gelb and William R. Hutchinson, the other Directors of the Fund were as follows:

Carol L. Colman
Daniel P. Cronin
Paolo M. Cucchi
Eileen A. Kamerick
Riordan Roett

44	Western Asset Global Corporate Defined Opportunity Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

Western Asset Global Corporate Defined Opportunity Fund Inc.	45

Dividend reinvestment plan (unaudited) (cont’d)

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective.

Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151.

46	Western Asset Global Corporate Defined Opportunity Fund Inc.

Western Asset

Global Corporate Defined Opportunity Fund Inc.

Directors

Robert D. Agdern*

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Officers

Kenneth D. Fuller

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft

Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset Global Corporate Defined Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

GDO

*	Effective January 1, 2015, Mr. Agdern became a Director.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or subadvised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Global Corporate Defined Opportunity Fund Inc.

Western Asset Global Corporate Defined Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global Corporate Defined Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

WASX012645 6/15 SR15-2511

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
November 1 through November 30	20,527	$17.73	20,527	1,463,357
December 1 through December 31	26,140	$17.57	26,140	1,437,217
January 1 through January 31	0	0	0	1,437,217
February 1 through February 28	0	0	0	1,437,217
March 1 through March 31	0	0	0	1,437,217
April 1 through April 30	0	0	0	1,437,217

Total

On March 10, 2014, the Board of Directors (the “Board”) of the Fund announced that it had authorized the Fund to repurchase in the open market up to 1,600,000 shares of the Fund’s common stock when the Fund’s shares are trading at a discount to the net asset value. The Board directed the management of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as Fund management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not Applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global Corporate Defined Opportunity Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	June 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	June 23, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	June 23, 2015